Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of MPLC, Inc. (the "Company") for the fiscal year ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert S. Ellin, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Robert S. Ellin
    ------------------------------------
    Name: Robert S. Ellin
    Chief Executive Officer
    Date: November 7, 2006


                                       22